EXHIBIT 23.1
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         CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the incorporation by reference in the Registration Statement on Form S-8 of Landauer, Inc., of our report dated June 8, 2006, appearing in this Annual Report on Form 11-K of the Landauer, Inc. 401(k) Retirement Savings Plan for the year ended December 31, 2005.





                                    /s/ Crowe Chizek and Company LLC
                                    Crowe Chizek and Company LLC



Oak Brook, Illinois
June 26, 2006